1ST SECURITY BANK

FS BANCORP, INC.

# INVESTOR PRESENTATION

August 2020



**"...Build a truly great place to work and bank."**

**-FSBW Vision Statement**

1ST SECURITY BANK

FS BANCORP, INC.

## Forward Looking Statements

*When used in this presentation and in other documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in presentations or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID-19 pandemic, including on FS Bancorp, Inc. (the "Company") credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's actual results for 2020 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.*

# FRANCHISE OVERVIEW

- **Total Assets:** $2.0 billion (at 6/30/2020)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 22 (Including headquarters)
- **Loan Production Offices:** 8
- **ATM Locations:** 25
- **Year Established:** 1936
- **Quarterly Dividend:** $0.21*

**1st Security Bank Branches**
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup *(2 branches)*, Sequim, Silverdale, Westport

**Home Lending Offices**
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

**Administrative Center**
Mountlake Terrace


Port Angeles
Sequim
Port Townsend
Everett
Hadlock
Lynnwood
Mill Creek
Edmonds
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup (2 branches)
Tri-Cities
Centralia

*30th Consecutive Quarterly Dividend Paid

# EXECUTIVE MANAGEMENT

| | Name | Position | Years with 1st Security Bank | Years in Industry |
|---|---|---|---|---|
|  | Joseph Adams | *Chief Executive Officer* | *18* | *20+* |
|  | Erin Burr | *EVP, Chief Risk Officer* | *11* | *20+* |
|  | Matthew Mullet | *EVP, Chief Financial Officer* | *9* | *15+* |
|  | Kelli Nielsen | *EVP, Retail Banking & Marketing* | *4* | *25+* |
|  | Robert Fuller | *EVP, Chief Credit Officer* | *7* | *30+* |
|  | Dennis O'Leary | *EVP, Chief Lending Officer* | *9* | *30+* |
|  | Vickie Jarman | *EVP, Chief Human Resources Officer* | *18* | *15+* |
|  | Donn Costa | *EVP, Home Lending* | *9* | *30+* |

# CULTURE & HISTORY

| | |
|---|---|
| Vision | Build a truly great place to work and bank |
| Mission | Live our Core Values and 'WOW' each other and our customers every day |
| Guiding Principles | Employ smart, driven, and nice people · Emphasis on collaboration · Best idea wins · Jim Collins' Good-to-Great Lessons |

- 1936: Founded in 1936 as a credit union
- 2004: Converted to a state chartered mutual savings bank on April 1, 2004
- 2012: Converted to a stock savings bank on July 9, 2012
- 2016: Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
- 2017: Raised $27.6M in Capital ($25.6M net) w/secondary offering
- 2018: Completed Anchor Bancorp acquisition on November 15, 2018
- 2020: Announced thirtieth consecutive quarterly cash dividend of $0.21 per share

# DEPOSIT FRANCHISE

## Deposits by County (1)

| County | Market Rank | Number of Branches | Deposits In Market ($000) | Deposit Market Share (%) | Percent of State Franchise (%) | Percent of National Franchise (%) | 2020 Total Population (Actual) | 2010-2020 Population Change (%) | 2020-2025 Projected Population Change (%) | 2020 Median Household Income ($) | 2020-2025 Projected HH Income Change (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Washington (WA)** | | | | | | | | | | | |
| Snohomish | 7 | 4 | 516,750 | 4.11 | 38.38 | 38.38 | 835,811 | 17.17 | 6.77 | 92,792 | 15.48 |
| Grays Harbor | 3 | 6 | 195,133 | 20.85 | 14.49 | 14.49 | 75,056 | 3.10 | 3.15 | 50,519 | 9.68 |
| Clallam | 3 | 2 | 161,663 | 8.57 | 12.01 | 12.01 | 77,889 | 9.08 | 4.98 | 53,747 | 11.93 |
| King | 21 | 2 | 128,927 | 0.15 | 9.58 | 9.58 | 2,283,504 | 18.24 | 6.96 | 100,993 | 16.17 |
| Jefferson | 3 | 2 | 103,926 | 17.35 | 7.72 | 7.72 | 32,369 | 8.36 | 4.78 | 61,464 | 11.10 |
| Pierce | 19 | 2 | 86,581 | 0.70 | 6.43 | 6.43 | 909,535 | 14.37 | 6.23 | 75,382 | 16.15 |
| Thurston | 13 | 2 | 86,563 | 2.13 | 6.43 | 6.43 | 293,681 | 16.42 | 6.63 | 76,227 | 13.25 |
| Kitsap | 13 | 2 | 37,549 | 1.12 | 2.79 | 2.79 | 274,734 | 9.40 | 5.06 | 81,892 | 15.27 |
| Lewis | 9 | 1 | 29,399 | 2.75 | 2.18 | 2.18 | 80,925 | 7.25 | 4.47 | 53,490 | 16.28 |
| **WA Totals** | | **23** | **1,346,491** | | **100.00** | **100.00** | **4,863,504** | | | | |
| **Weighted Average: Washington Franchise** | | | | | | | | **12.92** | **5.75** | **76,999** | **13.85** |
| **Aggregate: Entire State of Washington** | | | | | | | **7,702,023** | **14.54** | **6.20** | **78,344** | **14.70** |
| **Aggregate: National** | | | | | | | **330,342,293** | **7.00** | **3.27** | **66,010** | **9.87** |

Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market.
Banks, Thrifts, and Savings Banks included (Retail Branches Only)

Note: National Franchise does not include deposits held in U.S. Territories and other non-states, excluding District of Columbia.

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by Claritas for some of the data presented on this page. For more information on Claritas's methodology, see https://www.snl.com/help/Docs/Claritas_Current_Demographic_Methodology.pdf

**Note: All dollars in thousands**
**(1) From SNL Financial September 30, 2019**

## Washington State Deposit Footprint


Mount Vernon
Oak Harbor
Arlington
Marysville
Everett
Edmonds
Seattle
Bremerton
Renton
Kent
Tacoma
Covington
Olympia
Shelton
Westport
Chehalis
Ocean Park
Long Beach
South Bend
Strait of Juan de Fuca

# LARGEST SNOHOMISH COUNTY BANK

## Banks Headquartered in Snohomish County: December 31, 2008

| | | |
|---|---|---|
| $4.1B* Frontier Bank | $1.6B* Cascade Financial Corporation | $1.3B* CityBank |
| $520M* Golf Savings Bank | $350M* North County Bank | $255M 1st Security Bank |
| $243M Coastal Community Bank | $207M* First Heritage Bank | $206M The Bank of Washington |
| $185M* Prime Pacific Bank | $149M Pacific Crest Savings Bank | $133M Mountain Pacific Bank |
| $123M UniBank | $45M* Bank of Everett | |

## Banks Headquartered in Snohomish County: June 30, 2020

As of June 30, 2020, largest bank headquartered in Snohomish County

| | | |
|---|---|---|
| $2.0B 1st Security Bank | $1.7B Coastal Community Bank | $504M Mountain Pacific Bank |
| $380M UniBank | $242M Pacific Crest Savings Bank | |

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amounts are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution web site & SNL Financial

# OUR RESPONSE TO THE COVID-19 PANDEMIC

- Offering payment and financial relief (deferrals, interest only) programs for borrowers impacted by the COVID-19 pandemic.
- Participating in the Paycheck Protection Program ("PPP"). 469 fundings as of July 31, 2020 for borrowers in the communities we serve. Funded $75.7 million in PPP loans.
- Providing payment relief for approximately 357 borrower requests as of July 31, 2020 on portfolio loans (commercial real estate, commercial business, residential and consumer) totaling $86.6 million in outstanding principal balances as of July 31, 2020. Of the $86.6 million, 51% were interest only relief.
- Primary method of relief is to allow the borrower up to 90 day loan payment deferments, and, on a more limited basis waived extension fees, late fees or interest only loan payments and suspended foreclosure proceedings.
- Identified loans that are in industries potentially impacted by the COVID-19 pandemic.
- Serving our communities by having all of our branches remain open, with the exception of one branch that is mostly closed but the drive-up window remains open and the branch is accepting customer appointments. The majority of our staff continue to work remotely, where feasible.

# RESPONSE TO THE COVID-19 PANDEMIC

## Commercial Loans Potentially Impacted by COVID-19

| Portfolios at Risk | Outstanding Balance | % of Total Loans * |
|---|---|---|
| Hospitality | $44.1 million | 3.0% |
| Other | $20.0 million | 1.4% |
| Manufacturing | $19.8 million | 1.4% |
| Food and beverage | $16.2 million | 1.1% |
| Retail | $11.9 million | 0.8% |
| Education/worship | $5.6 million | 0.4% |
| Construction | $4.7 million | 0.3% |
| Transportation | $4.5 million | 0.3% |
| Total | $126.8 million | 8.7% |

* Loans and percentages as of June 30, 2020

# RESPONSE TO THE COVID-19 PANDEMIC

## Portfolio loans - Payment and Financial Relief

- Commercial real estate - $55.2 million
  - $15.9 million granted a 90 day payment deferral
  - $31.4 million borrower elected interest only payments
  - $7.5 million have received two interest only modifications
  - $0.1 million granted payment deferral, then interest only
  - $0.3 million granted two payment deferrals
  - 10.4% of CRE loans have received relief
- Commercial business loans - $23.4 million
  - $8.0 million granted a 90 day payment deferral
  - $12.6 million borrower elected interest only payments
  - $2.2 million granted payment deferral, then interest only
  - $0.6 million granted two 90 day payment deferrals
  - 9.7% of Business loans have received relief
- One-to-four-family - $7.7 million
  - $4.4 million granted a 90 day payment deferral
  - $3.3 million have received additional deferrals
  - $11.2 million have resumed making standard P+I payments
  - 2.3% of Portfolio one-to-four-family loans have received relief
- Consumer - $0.3 million
  - $0.1 million new payment deferral
  - $0.2 million forbearance still in effect through August 2020
  - $7.2 million forbearance ended
  - 0.1% of consumer loans have received relief

**Loans provided some form of relief to Total Loans is 5.9% as of July 31, 2020**

**Concentration of relief loans as a percentage of total relief loans***


Commercial real estate
63.7%
Commercial business loans
27.0%
Consumer
0.3%
One-to-four-family
9.0%

* Total loans as of July 31, 2020

# RESPONSE TO THE COVID-19 PANDEMIC

## Total modifications by type ($000's)


$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$55,213
$15,843
$287
$31,401
$154
$7,528
$23,423
$7,965
$626
$12,625
$2,207
$7,744
$4,371
$3,373
$11,216
$292
$292
$7,197
CRE
C&I
1-4 family
Consumer
Total as of July 31, 2020
90 day deferral
2nd deferral
Interest Only
pmt deferral, then int only
Interest Only - 2nd modification
Forbearance ended

## Second deferrals by type ($000's) (1)


$287
0.33%
CRE
$626
0.72%
C&I
$3,373
3.89%
1-4 Family
$ 462
0.78%
Serviced loans

(1) Customers who have received second deferrals. The balances are based on second deferral amounts. % are a percentage of total deferrals per type of loan as of July 31, 2020.

# RESPONSE TO THE COVID-19 PANDEMIC

## Total Loans Serviced for Others

- Total Serviced Loans in Forbearance - $59.1 million
  - $58.7 million granted a 90 day payment deferral
  - $0.4 million received additional forbearance
  - $2.6 million forbearance ended
  - Of Total Serviced Loans, 3.4% are in forbearance

- Breakout of Loans Serviced for Others:
  - FHLMC - $17.7 million, or 4.1% of total FHLMC servicing
  - FNMA - $38.6 million, or 3.1% of total FNMA servicing
  - Other Bank Servicing - $1.0 million, or 6.2% of total Other Bank Servicing
  - FHLB - $1.6 million, or 3.7% of total FHLB servicing

**% of Serviced Loans in Forbearance to Total Serviced Loans ***


FNMA
2.2%
FHLMC
1.0%
FHLB
0.1%
Other Bank Servicing
0.1%

* Total Serviced loans as of July 31, 2020

# LONG TERM STRATEGIC PLAN

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers' banking needs
- ✓ Expand into new markets based on current product offerings

# FINANCIAL PERFORMANCE

# SECOND QUARTER 2020 HIGHLIGHTS

| | |
|---|---|
| **Financial Highlights for Q2 2020** | ▪ Total assets of $2.01 billion<br>▪ Gross loans of $1.47 billion<br>▪ Net income of $10.0 million |
| **Q2 2020 YTD** | ▪ Diluted earnings per share of $2.30<br>▪ Tangible book value per share of $48.30 (1)<br>▪ Announced thirtieth quarterly cash dividend |
| **Selected Performance Ratios** | ▪ ROAA of 2.08%<br>▪ ROAE of 19.77%<br>▪ Net Interest Margin of 3.91%<br>▪ Efficiency Ratio of 45.71% |
| **Credit Quality Ratios** | ▪ Non-performing Assets (NPAs) as a percentage of total assets of 0.40%<br>▪ Allowance for Loan Losses as a percentage of gross loans of 1.47%<br>Note: Anchor loans shown "net" of fair value discount of $2.0 million |
| **Capital Position** | ▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized" |

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

# FRANCHISE GROWTH

- Expanded access to the Olympic Peninsula market through our branch and Anchor Bank acquisitions
- Ability to expand commercial real estate lending including “in-city” construction in the Seattle-area marketplace
- Personnel and systems in place to manage increased asset size
- Anchor acquisition fully integrated


Total Assets ($M)
$678
$828
$982
$1.62B
$1.71B
$1.85B
$2.01B
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

1ST SECURITY BANK

FS BANCORP, INC.

# LOAN PORTFOLIO SUMMARY

## Gross Loans and Loan Yield ($M) (1)



$555
$656
$827
$1.33B
$1.42B
$1.52B
$1.60B
6.20%
5.78%
5.80%
5.98%
6.22%
5.84%
5.33%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

Source: Yields represent data presented in SNLFinancial

## Loan Composition at June 30, 2020

Total Gross Loans (excl. HFS): $1.47B



Warehouse lending 3%
Commercial real estate 15%
Construction and development 12%
Home equity 2%
One-to-four-family (excludes loans held for sale) 20%
Multi-family 9%
Indirect home improvement and Other consumer 24%
Commercial and industrial 15%

(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes solar and marine loans

# CONSUMER LENDING

## Q2 2020 Highlights

- $345.3 million outstanding
- $43.1 million in dealer originations
  - Up 9% from comparable Q2 2019
- Average yield of 7.03%, down from 7.11% in Q1 2020
- Top 10 dealers accounted for $24.2 million (56%) of loan originations

## Q2 2020 Dealer Production by State


Minnesota 0.4%
Nevada 0.3%
Colorado 2.6%
Arizona 2.3%
Idaho 5.1%
Washington 38.0%
California 25.9%
Oregon 25.4%

## 2009 vs. Q2 2020 Portfolio Credit Quality


2009
Q2'20
16.50%
5.44%
23.20%
16.64%
60.30%
77.92%
<680
680-719
720+
FICO Scores

## Consumer Portfolio Characteristics


Auto + Recreational 0.1%
Other 0.5%
Marine 22.4%
Solar 11.7%
Indirect Home Improvement 65.3%

# HOME LENDING

## Q2 2020 Highlights

- One-to-four-family loans originated increased $192.8 million, or 67.5%, to $478.4 million, compared to $285.6 million for the preceding quarter
- Loan Sales: $427.0 million
- Purchase production was 29.9% of one-to-four-family loan originations versus 70.1% for refinance production
- Increases in originations were primarily attributed to the refinance activity over the last year in response to decreases in market interest rates

## Q2 2020 Mortgage Servicing

- Servicing unpaid principal balance: $1.66 billion and 5,884 loans
- Q2 2020 notional servicing: $308.1 million increase quarter over quarter

## Quarterly Closed Volume & Cash Margin on Loans Sold


$195.5
$211.9
$216.8
$160.6
$208.0
$427.0
2.73%
2.51%
2.32%
2.53%
1.67%
2.14%
Q2 2015
Q2 2016
Q2 2017
Q2 2018
Q2 2019
Q2 2020

Note: Quarterly closed volume is listed in millions

## Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


32%
68%
33%
67%
28%
72%
19%
81%
15%
85%
22%
78%
42%
58%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Banking Revenue
Home Lending Gain on Sale

## Total Revenues ($M)


$80
$70
$60
$50
$40
$30
$20
$10
$-
$28
$3
$15
$34
$5
$19
$41
$6
$18
$52
$12
$15
$70
$9
$14
$17
$3
$6
$18
$1
$13
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Net Interest Income
Noninterest Income
Gain on Sale

# COMMERCIAL BUSINESS LENDING

## Q2 2020 Commercial & Industrial (C&I)

- C&I commitments were $410.2 million
- Outstanding balances were $255.7 million relative to $214.1 million at March 31, 2020
- The $41.6 million of quarter over sequential quarter increase in commercial business lending was largely attributed to the funding of $75.3 million in CARES Act loans and a decrease in other borrowings at the end of the quarter.

## Q2 2020 Product Mix ($M)

**Outstanding C&I Balance: $255.7 million**


Other C&I Loans
$213,961
84%
Const. WH (1)
$30,803
12%
Mtg. WH
$10,898
4%

(1) WH =Warehouse

1ST SECURITY BANK

FS BANCORP, INC.

# CONSTRUCTION & DEVELOPMENT LENDING

**Q2 2020 Highlights**

- $319.6 million committed
- $183.0 million outstanding
- 6.00% average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

**Quarterly C&D Loans Outstanding ($M)**


$63.6
$76.9
$119.7
$160.5
$214.3
$183.0
Q2 2015
Q2 2016
Q2 2017
Q2 2018
Q2 2019
Q2 2020

# ASSET QUALITY



Non-performing Assets ($M)(1)
$1.0
$0.7
$1.0
$4.6
$3.2
$3.3
$8.0
0.15%
0.09%
0.11%
0.26%
0.19%
0.18%
0.40%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020



Net Charge-offs / Average Loans
0.11%
(0.00)%
0.03%
0.00%
0.15%
0.01%
0.00%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

(1) Non-performing Assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets

# DEPOSIT COMPOSITION AND GROWTH

**June 30, 2020**

## Total Deposits: $1.61 billion


Certificates of deposits over $250,000
$84,991
Noninterest-bearing checking
$345,497
(1)
Interest-bearing checking
$220,214
MMDA and Savings
$467,993
Certificates of deposits under $250,000
$488,177

**Total Deposits ($M) and Cost of Deposits (%)**


$485
0.69%
$713
(2)
0.48%
$830
0.50%
$1.27B
0.80%
$1.39B
(3)
1.21%
$1.45B
1.08%
$1.61B
0.84%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor acquisition in Q4 2018

1ST SECURITY BANK

FS BANCORP, INC.

# COMPOSITION COMPARISON YEAR OVER YEAR

| June 30, 2020 | June 30, 2019 |
| --- | --- |
| Total Deposits: $1.61 billion | Total Deposits: $1.33 billion |


Certificates of deposits
36%
Checking
35%
MMDA and Savings
29%


Certificates of deposits
38%
Checking
35%
MMDA and Savings
27%

1ST SECURITY BANK

FS BANCORP, INC.

# INCOME STATEMENT TRENDS

## Net Income ($M)



$8.9
$10.5
$14.1
$24.3*
$22.7
$5.2
$10.0
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

*Includes $7.4 million in Bargain Purchase Gain (BPG)

## Total Revenues ($M)



$105
$85
$65
$45
$25
$5
-$15
$45.6
$57.4
$64.6
$78.9
$93.3
$26.4
$32.0
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Net Interest Income
Noninterest Income
Total Revenue

## Total Expenses ($M)



Noninterest Expense
$28.8
$38.9
$44.0
$48.8
$62.3
$16.2
$14.6
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

# SELECTED PERFORMANCE RATIO TRENDS

## ROAA


1.52%
1.31%
1.48%
2.07%
1.38%
1.20%
2.08%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

## ROAE


12.73%
13.84%
12.25%
18.14%
11.92%
10.23%
19.77%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

## Efficiency Ratio


64.95%
67.78%
66.95%
61.87%
66.78%
61.39%
45.71%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

## Net Interest Margin (1)


5.01%
4.43%
4.72%
4.61%
4.53%
4.30%
3.91%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

(1) Net interest margin on a tax equivalent basis

# BUILDING STOCKHOLDER VALUE

## Diluted Earnings Per Share


$2.93
$3.51
$4.28
$6.29
$5.01
$1.14
$2.30
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

## Reported Book Value Per Share


$25.18
$28.32
$34.47
$41.19
$45.85
$47.29
$50.08
2015
2016
2017
2018
2019
Q1 2020
Q2 2020

# CAPITAL STRATEGY

**Franchise Growth**

- Continue organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continue to invest in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

**Dividends**

- Paid thirtieth consecutive quarterly cash dividend on August 20, 2020
- Dividends increased $0.06, or 40%, since the first quarter of 2019

**Shareholder Value**

- Continue to focus on increasing shareholder value through our business plan execution
- Repurchased 87,155 shares during the second quarter 2020 at an average price per share of $37.62

# INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Diverse revenue metrics
- Attractive core banking markets
- Focused credit team with experience in credit management

1ST SECURITY BANK

FS BANCORP, INC.

# CONTACT INFORMATION

Joseph Adams
JoeA@fsbwa.com
Chief Executive Officer
(425) 697-8048

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Erin Burr
erinb@fsbwa.com
Chief Risk Officer
(425) 697-8020

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

# APPENDIX

# RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

## Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

| *($ in 000's)* | | June 30, 2020 | | March 31, 2020 | | December 31, 2019 | | September 30, 2019 | | June 30, 2019 |
|---|---|---|---|---|---|---|---|---|---|---|
| Stockholders' equity | $ | 208,641 | $ | 200,829 | $ | 200,242 | $ | 194,257 | $ | 189,426 |
| Goodwill and core deposit intangible, net | | (7,416) | | (7,593) | | (7,769) | | (7,959) | | (8,149) |
| Tangible common stockholders' equity | $ | 201,225 | $ | 193,236 | $ | 192,473 | $ | 186,298 | $ | 181,277 |
| | | | | | | | | | | |
| Common shares outstanding at end of period | | 4,165,944 | | 4,246,619 | | 4,366,984 | | 4,354,335 | | 4,387,061 |
| | | | | | | | | | | |
| Common stockholders' equity (book value) per share (GAAP) | $ | 50.08 | $ | 47.29 | $ | 45.85 | $ | 44.61 | $ | 43.18 |
| Tangible common stockholders' equity (tangible book value)* | $ | 48.30 | $ | 45.50 | $ | 44.08 | $ | 42.79 | $ | 41.32 |

*Per share (non-GAAP)

*Source: Press Release*

| *($ in 000's)* | | June 30, 2020 | | March 31, 2020 | | December 31, 2019 | | September 30, 2019 | | June 30, 2019 |
|---|---|---|---|---|---|---|---|---|---|---|
| Stockholders' equity | $ | 208,641 | $ | 200,829 | $ | 200,242 | $ | 194,257 | $ | 189,426 |
| | | | | | | | | | | |
| Common shares outstanding at end of period | | 4,165,944 | | 4,246,619 | | 4,366,984 | | 4,354,335 | | 4,387,061 |
| | | | | | | | | | | |
| Common stockholders' equity (book value) per share (GAAP) | $ | 50.08 | $ | 47.29 | $ | 45.85 | $ | 44.61 | $ | 43.18 |

*Source: FS Bancorp, Inc. ; Press Release Released on July 23, 2020*